UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
(Amended No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________________

Date of Report (Date of earliest event reported): April 12, 2017
SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
001-35471 (Commission file number)
27-4867100 (IRS Employer Identification No.)
1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079 (Address of principal executive offices) (Zip Code)
(281) 258-4400 (Company's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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8611003.2/SP/24407/041317

EXPLANATORY NOTE:
This Amendment No.1 is being filed to amend the Current Report on Form 8-K filed on April 17, 2017 by SAExploration Holdings, Inc. solely to correct the date on which the Company issued the press release announcing the signing of a three-year agreement with Hocol S.A. to be its provider of seismic acquisition services in Colombia mentioned in Item 8.01 by changing January 17, 2017 to April 12 2017.
Item 8.01. Other Events.
On April 12, 2017, the Company issued a press release announcing the signing of a three-year agreement with Hocol S.A. to be its provider of seismic acquisition services in Colombia.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.
You should refer to the risk factors from the Company’s Quarterly Report on Form 10-Q filed on August 12, 2016, for the period ended June 30, 2016, and as to be updated, amended and restated in SAE’s Form 10-Q to be filed for the period ended September 30, 2016, for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 12, 2017.

8611003.2/SP/24407/041317

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 17, 2017            SAExploration Holdings, Inc.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

8611003.2/SP/24407/041317

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 12, 2017.

8611003.2/SP/24407/041317